UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

February 24, 2015
Date of Report (Date of earliest event reported)

ADAMS RESOURCES & ENERGY, INC.
____________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17 South Briar Hollow Lane, Suite 100 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  713-881-3600

____________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2015, Frank T. “Chip” Webster, the President, Chief Executive Officer and Chief Operating Officer of Adams Resources & Energy, Inc. (the “Company”), informed the Board of Directors of the Company of his decision to retire from his positions as President, Chief Executive Officer, and Chief Operating Officer of the Company.  Mr. Webster will remain a director of the Company until at least the Company’s next Annual Meeting of Shareholders.

In light of Mr. Webster’s retirement, the Company’s Board of Directors elected Mr. Thomas S. Smith, age 63, to serve as the Company’s President, Chief Executive Officer and Chief Operating Officer effective February 24, 2015. Mr. Smith has served as Chairman of the Board of the Company since December 2013.  Mr. Smith has served as the President and Chief Executive Officer of KSA Industries, Inc. (“KSAI”), an affiliate of the Company, since October 2013.  Prior to that position, Mr. Smith was the Executive Vice President and Chief Operating Officer of KSAI since 1985.  Historically, the Company and KSAI have entered into certain transactions in the normal course of business including direct cost reimbursements for shared phone and secretarial services.  For the year ended December 31, 2014, KSAI charged the Company $65,000 and the Company charged KSAI $42,000 for such expense reimbursements.  The Company also leases office space from KSAI and for the year ended December 31, 2014, the Company paid KSAI $607,000 in rental expense.  Mr. Smith owns more than 33% of KSAI.

In connection with Mr. Webster’s retirement, the Company and Mr. Webster entered into a retirement agreement, dated February 26, 2015 (the “Retirement Agreement”). Pursuant to the Retirement Agreement, among other things (i)  Mr. Webster is entitled to receive a lump sum payment in the amount of $1,167,120.95 and (ii) Mr. Webster will provide a general release of claims against the Company and its affiliates.  The Retirement Agreement also provides for the termination of that certain Employment Agreement, by and between the Company and Mr. Webster dated as of dated May 12, 2004, as amended on May 18, 2005, May 19, 2006, March 1, 2007, December 17, 2007, September 20, 2008, December 23, 2008, December 8, 2009, December 6, 2010, September 22, 2012, and December 5, 2013.

The foregoing summary of the Retirement Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

10.1	Retirement Agreement, dated February 26, 2015, by and between Adams Resources & Energy, Inc. and Frank T. “Chip” Webster

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2015	ADAMS RESOURCES & ENERGY, INC.

/s/ Richard B. Abshire
Richard B. Abshire Chief Financial Officer

Index to Exhibits

Exhibit No                                Description

10.1	Retirement Agreement, dated February 26, 2015, by and between Adams Resources & Energy, Inc. and Frank T. “Chip” Webster